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                                                                     EXHIBIT 3.2



                                 AMENDED BYLAWS

                                       OF
                               FACTUAL DATA CORP.

                                    ARTICLE I
                                     OFFICES

         SECTION 1. PRINCIPAL OFFICE. The principal office of the corporation shall initially be located at 3665 JFK Parkway, Building Number 1, Ft. Collins, Colorado 80525. The corporation may change the location of such principal office and may have such other offices, either within or outside Colorado, as the board of directors may designate, or as the business of the corporation may require from time to time.

         SECTION 2. REGISTERED OFFICE AND REGISTERED AGENT. The address of the initial registered office of the corporation is 3665 JFK Parkway, Building Number 1, Ft. Collins, Colorado 80525, and the name of the initial registered agent at this address is Jerald H. Donnan. The registered office and the registered agent may be changed by the board of directors at any time.

                                   ARTICLE II
                                  SHAREHOLDERS


         SECTION 1. ANNUAL MEETING. The annual meeting of the shareholders shall be held on the second Tuesday in June in each year, beginning in the year 1999, at 10:00 a.m. or at any other time on any other day that shall be fixed by the board of directors, for the purpose of electing directors and for the transaction of any other business that may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in Colorado, the meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated in this Section 1 for an annual meeting of the shareholders, or at any adjournment of the meeting, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.



         SECTION 2. SPECIAL MEETING. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the chairman of the board, the president, the board of directors, or by the holders of not less than 10% of all outstanding shares of the corporation entitled to vote at the meeting.


         SECTION 3. PLACE OF MEETING. The board of directors may designate any place, either within or without Colorado, as the place of meeting for any annual or special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without Colorado, as the place for the holding of the meeting. If no designation is made, or if a special meeting is

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otherwise called, the place of meeting shall be the principal office of the
Company in the State of Colorado.

         SECTION 4. NOTICE OF MEETINGS. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, the president, the secretary, or the officer or other person authorized to give notice of the meeting, to each shareholder of record entitled to vote at the meeting; except that if the number of authorized shares are to be increased, at least thirty days' notice shall be given.

         Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to: (i) an amendment to the articles of incorporation of the corporation; (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be required; (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill; (iv) a dissolution of the corporation; (v) restatement of the articles of incorporation; or (vi) any other purpose for which a statement of purpose is required by the Colorado Business Corporation Act. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the chairman of the board, the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the shareholder at his address as it appears in the corporation's current record of shareholders, with first class postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the shareholder.

         If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.

         When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the

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adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjournment meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

         A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records, but this delivery and filing shall not be conditions to the effectiveness of the waiver. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

         SECTION 5. FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment of a meeting, or shareholders entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting is given to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this Section 5, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the corporation's close of business on the record date.

         Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

         SECTION 6. SHAREHOLDERS' LIST. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, before each meeting of

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shareholders, a complete record of the shareholders entitled to vote at the meeting or any adjournment of the meeting, arranged by voting groups and within each voting group by class or series, in alphabetical order within each class or series, with the address of, and the number of shares of each class or series held by each shareholder. The shareholders' list shall be available for inspection by any shareholder, beginning the earlier of ten days before the meeting for which the list was prepared or two business days after the notice of the meeting is given and continuing through the meeting, and any adjournment of the meeting, at the principal office of the corporation or at a place identified in the notice of the meeting in the city where the meeting will be held. The shareholders' list shall be subject to inspection on the written demand of any shareholder and, subject to restrictions of Colorado law, to copy the list during regular business hours and during the period it is available for inspection. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.


         SECTION 7. QUORUM AND MANNER OF ACTING. Except as provided by law, by the Articles of Incorporation of these Bylaws, one-third of the votes entitled to be cast on a matter by a voting group represented in person or by proxy, shall constitute a quorum of that voting group for action on the matter. In the absence of a quorum at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of enough shareholders to leave less than a quorum.


         If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

         SECTION 8. PROXIES. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written agreement of the appointment of the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

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         Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

         Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless: (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment; or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders' meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

         The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

         The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

         Subject to Section 10 of this Article II and any express limitation on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

         SECTION 9. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted by the Colorado Business Corporation Act. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

         At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

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         Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

         Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         SECTION 10. VOTING OF SHARES BY CERTAIN SHAREHOLDERS. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if: (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity; (ii) the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; (iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or
(vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 10.

         The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to

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tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

         Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section 10 is liable in damages for the consequences of the acceptance or rejection.


         SECTION 11. NO INFORMAL ACTION BY SHAREHOLDERS. Any action required or permitted to be taken by shareholders of the corporation must be affected at a duly called annual or special meeting of such shareholders and may not be affected by consent in writing by such shareholders.


         SECTION 12. MEETINGS BY TELECOMMUNICATION. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

         SECTION 13. RECOGNITION PROCEDURE FOR BENEFICIAL OWNERS. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The

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resolution may set forth: (i) the types of nominees to which it applies; (ii)
the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting; (iii) the form of certification and the information to be contained therein; (iv) if the certification is with respect to a record date, the time within which the certification must be received by the Corporation; (v) the period for which the nominee's use of the procedure is effective; and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         SECTION 1. GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors, except as otherwise provided in the Colorado Business Corporation Act.

         SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be fixed from time to time by a resolution of the board of directors, but in no instance shall there be less than one director. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Colorado or a shareholder of the corporation.


         The board of directors shall be divided into three classes, each class to be nearly equal in number as possible. The terms of office of directors of the first class are to expire at the first annual meeting of shareholders after their election, that of the second class is to expire at the second annual meeting after their election, and that of the third class is to expire at the third annual meeting after their election. Thereafter, each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected. To alter or repeal this staggered board provision, the affirmative vote of the holders of at least two-thirds of the shares entitled to vote in the election of directors is required.



         Each director shall hold office until his successor shall have been elected and qualified. Any director may be removed by the holders of not less than two-thirds of the voting group that elected the director, with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director.


         There shall be a chairman of the board, who has been elected from among the directors. He shall preside at all meetings of the shareholders and of the board of directors. He shall have such other powers and duties as may be prescribed by the board of directors.

         SECTION 3. REGULAR MEETINGS. A regular meeting of the board of directors shall be held without notice immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either

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within or without Colorado, for the holding of additional regular meetings without other notice.

         SECTION 4. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without Colorado, as the place for holding any special meeting of the board of directors called by them.

         SECTION 5. NOTICE OF MEETING. Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of: (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid; or
(ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested, provided that the receipt is signed by or on behalf of the director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

         A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         SECTION 6. QUORUM. A majority of the number of directors fixed by the board of directors pursuant to Section 2 of this Article III or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than the majority is present at a meeting, a majority of the directors present may adjourn the

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meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

         SECTION 7. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section 7 is effective at the time of date the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the chairman of the board, the president or the secretary of the corporation.

         SECTION 8. TELEPHONIC MEETINGS OF DIRECTORS. The board of directors may permit any director (or any member of a committee designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

         SECTION 9. VACANCIES. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation's acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the board of directors or in any other manner permitted by the Colorado Business Corporation Act. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. The director shall hold office until the next annual shareholders' meeting at which directors are elected.

         SECTION 10. COMPENSATION. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         SECTION 11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the board of directors or committee of the board at which action on any corporate matter is taken shall be presumed to have assented to all action taken at the meeting unless: (i) the director objects at the beginning of the meeting, or promptly upon

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his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting; or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the corporation promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

         SECTION 12. EXECUTIVE AND OTHER COMMITTEES. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors, except that no such committee shall have the authority to: (i) authorize distributions; (ii) approve or propose to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders; (iii) fill vacancies on the board of directors or any committee thereof; (iv) amend the articles of incorporation, (v) adopt, amend or repeal the bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors; or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the Colorado Business Corporation Act.

         Sections 3, 4, 5, 6, 7, 8 or 11 of this Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 12.

         Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standard of care set forth in Section 13 of this Article III.


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         SECTION 13. STANDARD OF CARE. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 13.

         The designated persons on whom a director is entitled to rely are: (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person's professional or expert competence; or (iii) a committee of the board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.

         SECTION 14. CONFLICTING INTEREST TRANSACTIONS. As used in this Section 14, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or officer or has a financial interest; (ii) a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest; or
(iii) a contract or transaction between the Corporation and a director of the Corporation or between the Corporation and an entity in which a director of the Corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest, or solely because the director is present at or participates in the meeting of the Corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction, or solely because the director's vote is counted for such purpose if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or
(C) a conflicting interest transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

         Neither the board of directors nor any committee thereof shall authorize a loan by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or officer or has a financial interest, or a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph are in addition to, and not in substitution for, the provisions of the preceding paragraph of this Section 14.

                                   ARTICLE IV
                                    OFFICERS

         SECTION 1. GENERAL. The officers of the corporation shall be a chairman of the board, a president, a secretary and a treasurer, each of whom shall be appointed by the board of directors and shall be a natural person eighteen years of age or older. One person may hold more than one office. The board of directors may appoint such other officers and assistant officers, including one or more vice presidents, assistant secretaries and assistant treasurers, as they may consider necessary.

         SECTION 2. APPOINTMENT AND TERM OF OFFICE. The officers of the corporation shall be appointed by the board of directors at each regular meeting of the board held immediately after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting, such appointments shall be made as determined by the board of directors. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Section 3 of this Article IV. In the event that an officer is employed by the corporation pursuant to an employment contract duly authorized and approved by the board of directors, an officer may be appointed for the term of, and in accordance with the provisions of, such employment contract.

         SECTION 3. RESIGNATION AND REMOVAL. An officer may resign at any time by giving written notice of resignation to the corporation. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

         Any officer may be removed at any time with or without cause by the board of directors. Such removal does not effect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer shall not in itself create contract rights.

         SECTION 4. VACANCIES. A vacancy in any office, however occurring, may be filled by the board of directors. If an officer resigns and his resignation is made effective at a later date, the board of directors may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors provide that the successor shall not take office until the effective date. In the alternative, the board of directors may remove the officer at any time before the effective date and may fill the resulting vacancy.

         SECTION 5. CHAIRMAN OF THE BOARD. The chairman of the board shall preside at all meetings of shareholders and of the board of directors. He may sign and execute all authorized instruments, contracts, or other obligations on behalf of the corporation. He shall have such other powers and duties as may be prescribed by the board of directors.

         SECTION 6. PRESIDENT. In the absence of the chairman of the board, the president shall preside at all meetings of shareholders and all meetings of the board of directors. Subject to the direction and supervision of the board of directors, the president shall be the chief executive officer of the corporation, and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation, written instruments appointing a proxy or proxies to represent the corporation at, all meetings of the stockholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership of said stock, subject to the instructions, if any, of the board of directors. The president may sign all instruments, contracts and other obligations which the board of directors has authorized to be executed, and shall have such additional authority and duties as are appropriate and customary for the office of president and chief executed officer, except as the same may be expanded or limited by the board of directors from time to time.

         SECTION 7. VICE PRESIDENTS. If appointed by the board of directors, the vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

         SECTION 8. SECRETARY. The secretary shall: (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee or the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors of any committee thereof; (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors; (iv) keep at the corporation's registered office or principal office a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (v) maintain at the corporation's principal office the originals or copies of the corporation's articles of incorporation, bylaws, minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most recent corporate report filed with the Secretary of State, and financial statements, if any, showing in reasonable detail the corporation's assets and liabilities and results of operations for the last three years; (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent;
(vii) authenticate records of the corporation; and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chairman of the board, the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.

         Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

         SECTION 9. TREASURER. The treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. Subject to the limits imposed by the board of directors, he shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the corporation's funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors, the chairman of the board, or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

         The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required by the Colorado Business Corporation Act, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal accounting controls and prepare and furnish to the chairman of the board, the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

         SECTION 10. SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V
                           CONTRACTS, LOANS AND CHECKS

         SECTION 1. CONTRACTS. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

         SECTION 3. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in the manner that shall from time to time be determined by resolution of the board of directors.

                                   ARTICLE VI
                                     SHARES

         SECTION 1. CERTIFICATES. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by the chairman of the board, the president or one or more vice presidents, and the secretary or an assistant secretary. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the corporation. Each certificate representing shares shall state upon its face: (i) that the corporation is organized under the laws of Colorado; (ii) the name of the person to whom issued; (iii) the number and class of the shares and the designation of the series, if any, that the certificate represents; (iv) the par value, if any, of each share represented by the certificate; (v) a conspicuous statement, on the front or the back, that the corporation will furnish to the shareholder, on request in writing and without charge, information concerning the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and rights determined for each series, and the authority of the board of directors to determine variations for future classes or series; and (vi) any restrictions imposed by the corporation under the transfer of the shares represented by the certificate.

         If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the Colorado Business Corporation Act.

         SECTION 2. CONSIDERATION FOR SHARES. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, a "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

         SECTION 3. LOST CERTIFICATES. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

         SECTION 4. TRANSFER OF SHARES. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and at the place designated by the board of directors.

         Except as otherwise expressly provided in Sections 10 and 13 of Article II of these bylaws, and except for the assertion of dissenters' rights to the extent provided in the Colorado Business Corporation Act, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

         SECTION 5. TRANSFER AGENT, REGISTRARS AND PAYING AGENTS. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Colorado. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

         SECTION 6. DISTRIBUTIONS TO SHAREHOLDERS. As used in this Section 6, "distribution" means a direct or indirect transfer by the corporation of money or other property, except its own shares, or incurrence of indebtedness by the corporation, to or for the benefit of any of its shareholders in respect of any of its shares. A distribution may be in any form, including a declaration or payment of a dividend; a purchase, redemption, or other acquisition of shares; or distribution of indebtedness. The board of directors may authorize, and the corporation may make, distributions to the shareholders subject to the limitations set forth in this Section 6. The board of directors may fix in advance a date as the record date for determining shareholders entitled to a distribution, other than one involving a purchase, redemption, or other acquisition of the corporation's shares. If a record date is necessary but no record date is so fixed in advance, the record date is the date the board of directors authorizes the distribution.

         No distribution may be made if, after giving it effect: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The board of directors may base a determination that a distribution is not prohibited either on financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances or on a fair valuation or other method that is reasonable under the circumstances.

         Except as provided elsewhere in this Section 6, the time for measuring the effect of a distribution under this Section 6 is: (i) in the case of distribution by purchase, redemption, or other acquisition of the corporation's shares, as of the earlier of: (A) the date money or other property is transferred or debt is incurred by the corporation; or (B) the date the shareholder ceases to be a shareholder with respect to the acquired shares; (ii) in the case of any other distribution of indebtedness, as of the date the indebtedness is distributed; and (iii) in all other cases, as of either: (A) the date the distribution is authorized, if the payment occurs within one hundred twenty days after the date of authorization; or (B) the date the payment is made, if it occurs more than one hundred twenty days after the date of authorization.

         Indebtedness of a corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations under this Section 6 if its terms provide that payment of principal and interest thereon are made only if and to the extent that payment of a distribution to shareholders could then be made under Section 7-106- 401 of the Colorado Business Corporation Act. If the indebtedness is issued as a distribution, each payment of principal or interest thereon is treated as a distribution the effect of which is measured on the date the payment is actually made.

         SECTION 7. SHARE OPTIONS AND OTHER RIGHTS. As used in this Section 7, "rights" means rights, options, warrants, or convertible securities entitling the holders thereof to purchase, receive, or acquire shares or fractions of shares of the corporation or assets or debts or other obligations of the corporation. The corporation may create and issue rights, except as precluded or limited by provisions contained in the articles of incorporation at the time of such creation or issuance. The board of directors shall determine the terms upon which the rights are issued, their form and content, and the consideration, if any, for which shares or fractions of shares, assets, or debts or other obligations of the corporation are to be issued pursuant to the rights.

                                   ARTICLE VII
                       INDEMNIFICATION OF CERTAIN PERSONS

         SECTION 1. INDEMNIFICATION. For purposes of this Article VII, a "Proper Person" means any person (including the estate or personal representative of a director) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys' fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this
Article VII that he conducted himself in good faith and that he reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation's best interests; or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation's best interests; or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. Official capacity means, when used with respect to a director, the office of director and, when used with respect to any other Proper Person, the office in a corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. Official capacity does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

         A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement in (ii) of this Section 1. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirement of this section that he conduct himself in good faith.

         No indemnification shall be made under this Article VII to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this Section in connection with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys' fees, incurred in connection with the proceeding.

         SECTION 2. RIGHT TO INDEMNIFICATION. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section 1 of this Article VII against expenses (including attorneys' fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.

         SECTION 3. EFFECT OF TERMINATION OF ACTION. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VII. Entry of a judgment by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VII.

         SECTION 4. GROUPS AUTHORIZED TO MAKE INDEMNIFICATION DETERMINATION. Except where there is a right to indemnification as set forth in Sections 1 or 2 of this Article VII or where indemnification is ordered by a court in Section 5 of this Article VII, any indemnification shall be made by the corporation only as determined in the specific case by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article VII. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding ("Quorum"). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that Directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by: (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board (including directors who are parties to the action); or (ii) a vote of the shareholders.


         Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

         SECTION 5. COURT-ORDERED INDEMNIFICATION. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this
Article VII, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that the Proper Person is entitled to indemnification under Section 2 of this Article VII, the court shall order indemnification, including the Proper Person's reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Property Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article VII or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

         SECTION 6. ADVANCE OF EXPENSES. Reasonable expenses (including attorneys' fees) incurred in defending an action, suit or proceeding as described in Section 1 of this Article VII may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of: (i) a written affirmation of such Proper Person's good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article VII; (ii) a written undertaking, executed personally or on the Proper Person's behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment); and (iii) a determination is made by the proper group (as described in Section 4 of this Article VII) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VII.

         SECTION 7. ADDITIONAL INDEMNIFICATION TO CERTAIN PERSONS OTHER THAN DIRECTORS. In addition to the indemnification provided to officers, employees, fiduciaries or agents because of their status as Proper Persons under this
Article VII, the corporation may also indemnify and advance expenses to them if they are not directors of the corporation to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

         SECTION 8. WITNESS EXPENSES. The sections of this Article VII do not limit the corporation's authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been made or named as a defendant or respondent in the proceeding.

         SECTION 9. REPORT TO SHAREHOLDERS. Any indemnification of or advance of expenses to a director in accordance with this Article VII, if arising out of a proceeding by

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



or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                  ARTICLE VIII
                             INSURANCE AND BENEFITS

         SECTION 1. INSURANCE. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VII of these bylaws or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.

         SECTION 2. BENEFITS. The board of directors shall have authority to provide for, or to delegate authority to an appropriate committee to provide for, any and all manner of benefits or payments, however characterized or described, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of services rendered by the directors, officers and employees to the corporation.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 1. SEAL. The board of directors may adopt a corporate seal, which shall be circular in form and shall contain the name of the corporation, the state of incorporation, and the words "Corporate Seal".

         SECTION 2. FISCAL YEAR. The fiscal year of the corporation shall be as established by the board of directors.


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


         SECTION 3. AMENDMENTS. The board of directors shall have power, to the maximum extent permitted by the Colorado Business Corporation Act, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

         SECTION 4. RECEIPT OF NOTICES BY THE CORPORATION. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the corporation when they are actually received: (i) at the registered office of the corporation in Colorado; (ii) at the principal office of the corporation (as that office is designated in the most recent document filed by the corporation with the Secretary of State designating a principal office); (iii) by the secretary of the corporation wherever the secretary may be found; or (iv) by any other person authorized from time to time by the board of directors or the president to receive such writings, wherever such person is found.

         SECTION 5. GENDER. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

         SECTION 6. CONFLICTS. In the event of any irreconcilable conflict between these bylaws and either the corporation's articles of incorporation or applicable law, the latter shall control.

         SECTION 7. DEFINITIONS. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as in the Colorado Business Corporation Act.

The foregoing amended bylaws are the true and correct bylaws of Factual Data Corp. as of February 16, 1998.


                                                   /s/ JERALD H. DONNAN
                                                   --------------------
                                                   Jerald H. Donnan,
                                                   Chief Executive Officer


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